T. Rowe Price Spectrum International Fund

Supplement to Prospectus Dated May 1, 2020

At a meeting held on October 26, 2020, the fund’s Board of Directors approved changing the fund’s name to the T. Rowe Price Spectrum International Equity Fund and approved an amended and restated investment management agreement, which will result in changes to the fund’s overall expense structure, as described below.

The change to the fund’s name will become effective on January 4, 2021. The changes to the fund’s expense structure are subject to shareholders approving the fund’s amended and restated investment management agreement. Shareholders of the fund at the close of business on the record date, November 30, 2020, will have the opportunity to vote on a proposal to approve the amended and restated investment management agreement. It is anticipated that proxy materials and voting instructions will be mailed to shareholders of record beginning on January 4, 2021, and a special shareholder meeting will be held on February 10, 2021. If the proposal is approved by a majority of the fund’s shareholders, the changes to the fund’s expense structure are expected to take place in mid- to late March 2021.

The fund does not currently charge a management fee. However, the fund incurs acquired fund fees and expenses, which represent the fund’s proportionate share of the expenses of the underlying T. Rowe Price Funds in which it invests (Underlying Funds). In addition, the fund passes through its direct operating expenses to its Underlying Funds and the fund effectively does not directly pay any operating expenses.

If shareholders approve the proposal, it is anticipated that in mid- to late March 2021, the fund will begin charging an all-inclusive management fee of 0.89% based on the fund’s average daily net assets. The all-inclusive management fee will cover investment management and all of the fund’s operating expenses except for interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and any acquired fund fees and expenses.

The fund currently invests in the Investor Class of its Underlying Funds. Effective on the date that the fund begins charging an all-inclusive management fee, the fund will end the pass-through of its direct operating expenses to its Underlying Funds and will convert its Investor Class shares of each Underlying Fund to Z Class shares. T. Rowe Price is contractually obligated to waive and/or bear all of the Z Class’ expenses, other than interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring, extraordinary expenses. As a result, the fund’s total acquired fund fees and expenses associated with investing in the Underlying Funds’ Z Classes are expected to be less than 0.01%.

If shareholders approve the proposal, the prospectus will be further supplemented with more details regarding the changes to the expense structure prior to its implementation. However, the following changes to the prospectus are effective on January 4, 2021:

All references to the T. Rowe Price Spectrum International Fund are replaced by reference to the T. Rowe Price Spectrum International Equity Fund.

Under “Principal Investment Strategies” in section 1, the following will be added:

Under normal conditions, the fund invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities.

Under “Principal Investment Strategies” in section 2, the following will be added:

Under normal conditions, the fund invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities. Shareholders will receive at least 60 days’ prior notice of a change in the fund’s policy requiring it to invest at least 80% of its net assets in equity securities.

The date of this supplement is November 4, 2020.

F118-041 11/4/20